GREAT-WEST FUNDS, INC.

Great-West Money Market Fund

Institutional Class: MXGXX

Initial Class Ticker: MXMXX

(the “Fund”)

Supplement dated March 10, 2016 to the Prospectus and Summary Prospectus for the

Fund, each dated May 1, 2015

Effective October 14, 2016 (the “Effective Date”), the Fund intends to: (1) operate as a government money market fund in connection with the amendments adopted by the U.S. Securities and Exchange Commission (the “SEC”) to Rule 2a-7 and other rules governing money market funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Amendments”), and (2) change its name to “Great-West Government Money Market Fund.”

Operation of the Fund as a government money market fund

Under the Amendments, a “government money market fund” is defined as a money market fund that invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities. A money market fund that meets this definition will be permitted to continue to use penny rounding pricing and the amortized cost method of valuation to transact at a stable $1.00 net asset value. In addition, a government money market fund will not be subject to a liquidity fee (up to 2%) on redemptions and/or a redemption gate (suspension of redemptions for up to 10 business days in any 90 day calendar period), unless the fund’s board of directors determines to reserve the ability to do so after providing advance notice to Fund shareholders.

Accordingly, at a meeting held on February 25, 2016, the Fund’s Board of Directors (the “Board”) approved the adoption of: (1) a non-fundamental investment policy requiring the Fund to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities; and (2) revisions to the Fund’s principal investment strategy, requiring the Fund to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully, as of Effective Date. As a government money market fund, the Fund is not required to impose liquidity fees on redemptions and/or redemption gates, although the Fund’s Board reserves the ability to do so after providing advance notice to Fund shareholders.

Change the Fund’s name to “Great-West Government Money Market Fund”

The Board also approved changing the Fund’s name to Great-West Government Money Market Fund as of the Effective Date to ensure that the Fund is understood to be a government money market fund. In connection with the name change, and pursuant to Rule 35d-1 under the 1940 Act, the Board approved the adoption of a non-fundamental investment policy requiring the Fund to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government securities, as of the Effective Date.

Changes to Fund’s Prospectus, Summary Prospectus, and SAI

In connection with these Board approvals, as of the Effective Date, the relevant sections in the Fund’s Prospectus, Summary Prospectus, and SAI will be amended to reflect the above-described changes.

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Effective immediately, under the “Principal Investment Risk” section on page 2 of the Prospectus and the Summary Prospectus, the last sentence of the section is hereby deleted in its entirety and replaced with the following:

“You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated May 1, 2015.

Please keep this Supplement for future reference.